Exhibit 10.1
CONSOLIDATION AND MODIFICATION AGREEMENT
(“CAMA”)

This CAMA is made this 24th day of August, 2020 between Infinite Group, Inc., a Delaware Corporation with Offices at 175 Sully's Trail Ste 202 Pittsford, NY 14534 ("Borrower") and Dr. Allan Robbins individually, residing at XXXXXXXXXX, Webster, NY 14580 ("Lender").

WORDS USED OFTEN IN THIS DOCUMENT:
“Agreement”- this document which is dated August 24, 2020 and the schedules attached hereto will be called the agreement.
“Borrower”- Infinite Group Inc. is the “Borrower”.
“Lender”- Dr. Allan Robbins is the “Lender”.
“Pending Notes”- There are 3 separate outstanding notes which this agreement addresses. The first Note consists of a consolidation of multiple loans (between 2/25/03 and 2/26/04) into a singular note (10/1/05) in the aggregate principal amount of $264,000.00 The second note (10/2/09) was in the original principal amount of $50,000.00 which principal amount was reduced to $30,000.00 by two payments of $10,000.00 (10/21/09 and 12/07/09). The third note (8/13/10) is in the principal amount of $40,000.00

WHEREAS Lender loaned Borrower monies in varying amounts under various terms between 2003 and 2011 as reflected in multiple and particular executed Promissory and Demand Notes;

WHEREAS on October 1, 2005 the Parties consolidated certain multiple Promissory Notes into a singular note and also agreed to separate Demand Notes (the “Pending Notes”) in favor of the Lender, which collectively reflect the entirety of the total of all monies loaned by Lender to Borrower;

WHEREAS the Lender has not loaned any further monies to Borrower since October 17, 2011;

WHEREAS the Parties agree that as of August 24, 2020 the total aggregate amount Borrower owes Lender in the Pending Notes, inclusive of principal, interest and all costs is $716,473.00 ("Total Debt");

WHEREAS the Borrower desires to retire a portion of said Total Debt by payment to Lender in the amount of $550,000.00 and Lender in exchange desires to release Borrower of the terms of the Pending Notes and the Parties desire to execute a new Promissory Note to obligate Borrower to Lender for the total remainder debt of $166,473.00.

WHEREFORE, the Parties in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.
Borrower shall pay Lender the amount of $550,000.00 and execute a Promissory Note as attached hereto as Schedule A.
2.
Borrower shall execute a Promissory Note in favor Lender in the amount of $166,473.00
3.
Lender shall execute a General Release and Satisfaction as set forth as Schedule B, releasing Borrower of all obligations existing between the Parties except those obligations as set forth at Schedule A and C herein.
4.
Borrower shall provide Lender with an Option Agreement authorizing Lender to purchase 500,000 shares of common stock of Infinite Group Inc. A copy of the Option Agreement is attached hereto as Schedule C.
5.
Borrower agrees to facilitate the removal of the restricted legend from the restricted shares held by the Lender which the Borrower acknowledges receipt of Certificate Number  IMC 1727 representing said shares.
6.
This Agreement may not be terminated, changed, or amended except by a written agreement signed by the Party(s) whose rights or obligations are being changed by said agreement.
7.
The Borrower agrees that there is no set off or counterclaim or any defense to the obligations of the Pending Notes.

By signing this Agreement, Lender and Borrower agree to all of the above.

__________________________________________                                                             _____________________________________
Lender: Dr. Allan Robbins                                                                                                      Borrower: Infinite Group Inc.

By: /s/ Dr. Allan Robbins                                                                                                        /s/ James A. Villa

_________________________________________                                                               ______________________________________
Dr. Allan Robbins                                                                                                                    James A. Villa CEO Infinite Group Inc.

Schedule A

PROMISSORY NOTE

$166,473.00
Dated: August 24, 2020

FOR VALUE RECEIVED, INFINITE GROUP, INC., a corporation with offices at 175 Sully’s Trail, Suite 202, Pittsford, NY 14534 (the “Borrower”), hereby promises to pay to Dr. Allan Robbins, an individual residing at XXXXXXXXXXXXX, Webster, NY 14580, (the “Lender”), the principal sum of One hundred sixty six thousand four hundred and seventy three Dollars ($166,473.00), plus interest at the annual rate of 6 percent (6%), The interest only payments are due bi-annually. First payment to be made on February 24th, 2022 and every six (6) months thereafter until the note is retired.

Term:
The term of this balloon note is forty-eight (48) months, due August 24, 2024.

Borrower shall have the right, at its option and without prior notice to Lender, and without penalty, to prepay all or any part of the outstanding principal amount of this Note at any time.

Upon the occurrence of any of the following events of default, the entire indebtedness evidenced by this Note, including expenses of collection, shall immediately become due and payable without further notice, presentation or demand:

(i) The failure to pay an installment within ten (10) days of its due date following the Lender’s written notice of default and demand;

(ii) The bankruptcy of Borrower or the filing by Borrower of a voluntary petition under any provision of the bankruptcy laws; the institution of bankruptcy proceedings in any form against Borrower which shall be consented to or permitted to remain undismissed or unstayed for ninety (90) days; or the making by Borrower of an assignment for the benefit of creditors;

(iii) The taking of any judgment against Borrower, which judgment is not paid in accordance with its terms, satisfied, discharged, stayed or bonded within ninety (90) days from the entry thereof; or

(iv) The assignment of this Note by Borrower, provided, however, that Borrower may assign this Note to any person or entity that controls, is controlled by or is under common control with, Borrower.

No failure on the part of Lender to exercise, and no delay in exercising, any of the rights provided for herein, shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right preclude any other or future exercise thereof or the exercise of any other right.

Lender shall not, without the express prior written consent of Borrower, assign, sell, gift or otherwise transfer this Note to any third party, provided, however, that Lender may assign this Note to any person or entity that controls, is controlled by or is under common control with, Lender without the prior consent of Borrower.

This note and agreement shall be interpreted and construed according to, and governed by, the laws of the State of New York, excluding any laws that might direct the application of the laws of another jurisdiction. All actions or suits in law or equity arising out of or related to this Note and Agreement shall be litigated in Supreme Court Monroe County, New York and shall not be removed.

                             Borrower agrees to pay all costs and expenses incurred by Lender in enforcing this Note, including without limitation all reasonable attorneys fees and expenses incurred by Lender.

                      Borrower agrees to pay all costs and expenses incurred by Lender in enforcing this Note, including without limitation all reasonable attorneys fees and expenses incurred by Lender.

IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered as of the date set forth above.

INFINITE GROUP, INC.

By:__/s/ James A. Villa____________________
    James A. Villa, CEO

Schedule B

RELEASE

To all to whom these Presents shall come or Concern,

Know That DR. ALLAN ROBBINS, as RELEASOR, in consideration of the sum of FIVE HUNDRED AND FIFTY THOUSAND AND 00/100 DOLLARS ($550,000), received from INFINITE GROUP INC., as RELEASEE, receipt of which is hereby acknowledged, releases and discharges INFINITE GROUP INC., the RELEASEE, RELEASEES’S administrators, directors, officers, successors, and assigns from all claims, actions, any causes of action, debts, sums of money, accounts, related to or arising from the Pending Notes associated with this CAMA Agreement Dated August 24, 2020. This Release does not affect the $166,473.00 Promissory Note Dated August 24, 2020.

The words “Releasor” and “Releasee” include the singular and the plural wherever construction of this instrument dictates. This Release may only be changed in writing.

IN WITNESS WHEREOF, the Releasor has executed this release on the 24th day of August, 2020.

WITNESS:
                   _______________________________________

By:
                  _/S/ Dr. Allan Robbins_____________________
                  Dr. Allan Robbins

Schedule C

INFINITE GROUP, INC.

Stock Option Agreement
(This “Agreement”)
                                                                                                                                                   Dated: August 24 2020
(“Grant Date”)

WHEREAS, Infinite Group, Inc., a Delaware corporation (the “Company”) Infinite Group, Inc., a Delaware corporation (the “Company”), hereby grants Dr. Allan Robbins (the “Optionee”) a stock option to purchase a total of 500,000 (five hundred thousand) shares of the Company’s Common Stock, par value $.001 per share, at the price of $.05 (5 cents) per share on the terms and conditions set forth herein. As used herein, the term “Company” includes any affiliates of the Company.

NOW THEREFORE, the Company and the Optionee hereby agree as follows:

1.
Grant of Option.

The Company hereby grants to the Optionee a stock option to purchase a total of 500,000 shares of the Company's Common Stock, par value $.001 per share (the “Common Stock”), at $.05 (five cents) per share (the “Exercise Price”).

2.
Term.

This option shall expire on August 24, 2024 (“Termination Date”).

3.
Characterization of Options.

The option granted pursuant to this Agreement is intended to constitute a non-qualified option, subject to §83 of the Internal Revenue Code of 1986, as amended (the “Code”).

4.
Exercise of Options.

(a)
Subject to the termination as provided in this Agreement, this Option may be exercised at any time on or after the Grant Date hereof, in whole or in part.

(b)
This option shall be exercisable by written notice of such exercise, in the form prescribed by the Board of Directors of the Company (the “Board”), to the Secretary or Treasurer of the Company at its principal office. The notice shall specify the number of shares of Common Stock for which the option is being exercised (which number, if less than all the shares then subject to exercise, shall be 50,000 or a multiple thereof) and shall be accompanied by payment (i) in cash or by check in the amount equal to the Exercise Price multiplied by the number of shares to be purchased upon exercise, or (ii) in such other manner as the Board shall deem acceptable. No shares shall be delivered upon exercise of any option until all laws, rules and regulations which the Board may deem applicable have been complied with.

(c)
The Optionee shall not be considered a record holder of the Common Stock issuable pursuant to this Agreement for any purpose until the date on which the Optionee is recorded as the holder of such Common Stock in the records of the Company.

                        (d) In the event of death of the Optionee, this option may be exercised at any time within twelve months following such date of death by the Optionee's estate or by a person who acquired the right to exercise this option by bequest or inheritance.

            (e) In no event shall this option be exercisable after the Termination Date.

5.
Anti-Dilution Provisions.

(a)
If there is any stock dividend, stock split, or combination of shares of Common Stock, the number and amount of shares then subject to this option shall be proportionately and appropriately adjusted; no change shall be made in the aggregate purchase price to be paid for all shares subject to this option, but the aggregate purchase price shall be allocated among all shares subject to this option after giving effect to the adjustment.

(b)
If there is any other change in the Common Stock, including recapitalization, reorganization, sale or exchange of assets, exchange of shares, offering of subscription rights, or a merger or consolidation in which the Company is the surviving corporation, an adjustment, if any, shall be made in the shares then subject to this option as the Board may deem equitable. Failure of the Board to provide for an adjustment pursuant to this subparagraph prior to the effective date of any Company action referred to herein shall be conclusive evidence that no adjustment is required in consequence of such action.

(c)
If the Company is merged into or consolidated with any other corporation, or if it sells all or substantially all of its assets to any other corporation, then either (i) the Company shall cause provisions to be made for the continuance of this option after such event, or for the substitution for this option of an option covering the number and class of securities which the Optionee would have been entitled to receive in such merger or consolidation by virtue of such sale if the Optionee had been the holder of record of a number of shares of Common Stock equal to the number of shares covered by the unexercised portion of this option, or (ii) the Company shall give to the Optionee written notice of its election not to cause such provision to be made and this option shall become exercisable in full (or, at the election of the Optionee, in part) at any time during a period of 20 days, to be designated by the Company, ending not more than 10 days prior to the effective date of the merger, consolidation or sale, in which case this option shall not be exercisable to any extent after the expiration of such 20-day period.
6.
Investment Representation; Legend on Certificates.

The Optionee agrees that until such time as a registration statement under the Securities Act of 1933, as amended (the “1933 Act”), becomes effective with respect to the option and/or the stock, the Optionee is taking this option and will take the stock underlying this option, for his own account, for investment and not with a view to the resale or distribution thereof. The Company shall have the right to place upon the face of any stock certificate or certificates evidencing shares issuable upon the exercise of this option such legend as the Board may prescribe for the purpose of preventing disposition of such shares in violation of the 1933 Act, as now or hereafter provided.

7.
Non-Transferability.

This option shall not be transferable by the Optionee other than by will or by the laws of descent or distribution and is exercisable during the lifetime of the Optionee only by the Optionee.

8.
Certain Rights Not Conferred by Option.

The Optionee shall not, by virtue of holding this option, be entitled to any rights of a stockholder in the Company.

9.
Expenses.

The Company shall pay all original issue and transfer taxes with respect to the issuance and transfer of shares of Common Stock pursuant hereto and all other direct fees and expenses necessarily incurred by the Company in connection therewith.

10.
Optionee’s Representation and Warranties.

Other Agreements. Optionee represents and warrants that he has the full right and authority to enter into this Agreement. Optionee further represents and warrants that he is not obligated under any contract (including, but not limited to, licenses, covenants or commitments of any nature) or other agreement or subject to any judgment, decree or order of any court or administrative agency which would conflict with his obligation to use his best efforts to perform hereunder or which would conflict with the Company’s business and operations as presently conducted or proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company’s business will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any contract, covenant or instrument to which Optionee is currently a party or by which Optionee is currently bound.

11.
Miscellaneous.

(a) No Implied Rights. In no event shall this option be exercisable after the Termination Date. Nothing herein shall be deemed to create any employment.

(b) Notice. All notices and other communications under this Agreement shall (a) be in writing (which shall include communications by telecopy), (b) be (i) sent by registered or certified mail, postage prepaid, return receipt requested, by facsimile, or (ii) delivered by hand, (c) be given at the following respective addresses and facsimile numbers and to the attention of the following persons:
(i)
if to the Company at:

Infinite Group, Inc.
175 Sully’s Trail, Suite 202
Pittsford, NY 14534
Telephone: (585) 385-0610
Facsimile: (585) 385-0614

(ii)
if to Optionee, to it at the address set forth below Investor’s signature on the signature page hereof;

or at such other address or facsimile number or to the attention of such other person as the party to whom such information pertains may hereafter specify for the purpose in a notice to the other specifically captioned “Notice of Change of Address”, and (d) be effective or deemed delivered or furnished (i) if given by mail, on the fifth Business Day after such communication is deposited in the mail, addressed as above provided, (ii) if given by facsimile, when such communication is transmitted to the appropriate number determined as above provided in this Section and the appropriate answer back is received or receipt is otherwise acknowledged, and (iii) if given by hand delivery, when left at the address of the addressee addressed as above provided, except that notices of a change of address, facsimile or telephone number, shall not be deemed furnished, until received.

(c) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without reference to conflicts of law principles. With respect to any matters that may be heard before a court the parties agree that the venue shall be limited to the Monroe County State Supreme Court and shall not be removed.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized representatives.

INFINITE GROUP, INC.

By: __/s/ James A. Villa___________________________
James A. Villa, Chief Executive Officer

Date: 8/24/2020

Regarding: Option agreement dated 8/24/20 for 500,000 shares of the Company’s Common Stock, par value $.001 per share, at the Exercise Price of $.05 per share, I accept the terms of this agreement.

__/s/ Dr. Allan Robbins_____________________________
Dr. Allan Robbins, Optionee
Date: 8/24/2020

Optionee’s Address:
XXXXXXXXXXXXX
Webster, NY 14580